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                              LIST OF SUBSIDIARIES

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
                                                 STATE OR ORGANIZATION/
SUBSIDIARY                                           INCORPORATION             OTHER NAMES USED
----------                                       ----------------------   --------------------------
BM Center, LLC                                       Delaware                        None
FMAC Star Fund, L.L.P.                              Connecticut                      None
Red Lion G.P., Inc.                                  Delaware                        None
RLH Partnership, L.P.                                Delaware                        None
SFT I. Inc.                                          Delaware             Starwood Financial I (CA)
SFT II. Inc.                                         Delaware             Starwood Financial II (CA)
SFT Bonds A, Inc.                                    Delaware                        None
SFT-Ford City, Inc.                                  Delaware                        None
SFT-Port Charlotte, Inc.                             Delaware                        None
SFT-Sun Valley, Inc.                                 Delaware                        None
SFT/RLH, Inc.                                        Delaware                        None
SFT Venturer, LLC                                    Delaware                        None
SFT Whole Loans A, Inc.                              Delaware                        None
Starwood Cayman Bonds, Inc.                          Delaware                        None
Starwood Cayman Bonds GP, Inc.                       Delaware                        None
Starwood D.C., Inc.                                  Delaware                        None
Starwood/Denver Place, L.L.C.                        Delaware                        None
Starwood Financial Advisors, L.L.C.                  Delaware                        None
TriNet Corporate Realty Trust, Inc.                  Maryland                        None
TriNet Essential Facilites I, Inc.                   Maryland                        None
TriNet Essential Facilities II, Inc.                 Maryland                        None
TriNet Essential Facilities III, Inc.                Maryland                        None
TriNet Essential Facilities IV, Inc.                 Maryland                        None
TriNet Essential Facilities V, Inc.                  Maryland                        None
TriNet Essential Facilities VI, Inc.                 Maryland                        None
TriNet Essential Facilities VII, Inc.                Maryland                        None
TriNet Essential Facilities VIIIR, Inc.              Maryland                        None
TriNet Essential Facilities X, Inc.                  Maryland                        None
TriNet Essential Facilities XI, Inc.                 Maryland                        None
TriNet Essential Facilities XII, Inc.                Maryland                        None
TriNet Essential Facilities XIV, Inc.                Maryland                        None
TriNet Essential Facilities XV, Inc.                 Maryland                        None
TriNet Essential Facilities XVI, Inc.                Maryland                        None
TriNet XVII Realty Trust,
a Massachusetts business trust                       Maryland                        None
TriNet Essential Facilities XVIII, Inc.              Maryland                        None
TriNet Essential Facilities XIX, Inc.                Maryland                        None
TriNet Essential Facilities XX, Inc.                 Maryland                        None
TriNet Essential Facilities XXI, Inc.                Maryland                        None
TriNet Essential Facilities XXII, Inc.               Maryland                        None
TriNet Essential Facilities XXIII, Inc.              Maryland                        None
TriNet Essential Facilities XXIV, Inc.               Maryland                        None
TriNet Essential Facilities XXV, Inc.                Maryland                        None
TriNet Essential Facilities XXVI, Inc.               Maryland                        None
TriNet Essential Facilities XXVII, Inc.              Maryland                        None
TriNet Essential Facilities XXVIII, Inc.             Maryland                        None
TriNet Essential Facilities XXIX, Inc.               Maryland                        None
TriNet Essential Facilities XXX, Inc.                Maryland                        None
TriNet Corporate Partners I, L.P.,
a Delaware limited partnership                       Maryland                        None
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
                                                 STATE OR ORGANIZATION/
SUBSIDIARY                                           INCORPORATION             OTHER NAMES USED
----------                                       ----------------------   --------------------------
TriNet Corporate Partners II, L.P.,
a Delaware limited partnership                       Maryland                        None
TriNet Corporate Partners III, L.P.,
a Delaware limited partnership                       Maryland                        None
TriNet Property Management, Inc.                     Maryland                        None
TriNet Property Partners, L.P.,
a Delaware limited partnership                       Maryland                        None
TriNet Realty Capital, Inc.                          Maryland                        None
TriNet Realty Investors I, Inc.                      Maryland                        None
TriNet Realty Investors II, Inc.                     Maryland                        None
TriNet Realty Investors III, Inc.                    Maryland                        None
TriNet Realty Investors IV, Inc.                     Maryland                        None
TriNet Realty Investors V, Inc.                      Maryland                        None
TriNet Realty Ventures, Inc.                         Maryland                        None
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